UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 29, 2016

Michael W. Stockton

AMCAP Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

We take a steady approach
to growth investing through
market cycles.

Special feature page 6

AMCAP Fund® Annual report for the year ended February 29, 2016

AMCAP Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2016 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–6.81%	10.05%	6.64%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.67% for Class A shares as of the prospectus dated May 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Special feature

6	A steady approach in volatile markets: investing for long-term growth

Contents

1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
34	Board of trustees and other officers

Fellow investors:

The U.S. stock market declined during the fiscal year ended February 29, 2016, as uncertainty about the direction of interest rates and the slowdown in China influenced global investor sentiment. While U.S. economic data was generally positive, earnings growth slowed as the strength of the dollar and sluggish global demand weighed on corporate profits. As expected, the Federal Reserve raised the federal funds rate by 25 basis points at its December meeting — the first increase in interest rates since 2006.

During the 12-month period, AMCAP Fund had a total return of –8.34% versus a –6.19% total return for the unmanaged Standard & Poor’s 500 Composite Index — a market capitalization-weighted index based on the results of 500 widely held common stocks — and a total return of –9.42% for the Lipper Growth Funds Index, a peer group measure, as shown in the chart below.

Over the long term, AMCAP’s returns have exceeded those of the S&P 500 and the Lipper Growth Funds Index. For the past 10 years, AMCAP had an average annual total return of 6.73%, compared with 6.44% for the S&P 500 and 5.36% for the Lipper index. Over its nearly 49-year lifetime, the fund had an average annual total return of 11.25%, compared with 9.68% for the S&P 500 and 8.65% for the Lipper index.

Investment results analysis

Health care, one of the fund’s largest sectors, contributed to relative results, led by investments in medical device

Results at a glance

For periods ended February 29, 2016, with all distributions reinvested

	Total return	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 5/1/67)

AMCAP Fund (Class A shares)	–8.34%	10.01%	6.73%	11.25%
Standard & Poor’s 500 Composite Index*	–6.19	10.13	6.44	9.68
Lipper Growth Funds Index†	–9.42	8.61	5.36	8.65

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

AMCAP Fund	1

makers and service providers. Among these were Edwards Lifesciences, Stryker (the fund’s ninth-largest holding) and UnitedHealth Group (the fourth-largest holding). Both Edwards Lifesciences, which makes transcatheter heart valves, and Stryker, which focuses on robotic knee surgery, have benefited from product innovation and broader insurance coverage, which has led to higher usage of their technologies in hospitals. UnitedHealth Group also has effectively used technology to better monitor patients and improve doctors’ management practices, helping drive health care costs lower over time.

As for the fund’s biotechnology holdings, shares of BioMarin Pharmaceuticals and Alexion Pharmaceutical (the sixth-largest holding) declined amid concerns about the high costs of certain drugs and strong policy statements from U.S. presidential candidates. Drug pricing is a complex issue and we believe it will take a long time to work through the various legal and legislative challenges in both the public and private sector. Over the longer term, our outlook for the fund’s biotechnology holdings remains intact. We continue to focus on those companies that we believe offer adequately priced drugs and the most innovation, which is often measured by improved patient outcomes.

Several information technology companies contributed to returns, including Accenture and Broadcom. Shares of Accenture (the seventh-largest holding) benefited from the increase in cloud computing as the consulting firm helped business clients navigate changing technology trends. Avago Technologies changed its name to Broadcom after acquiring the rival semiconductor company last year and shares further rallied on the back of strong financial results. However, another semiconductor firm, ASML, saw its shares decline. Shares of Netflix (the third-largest holding) continued to rise as the content provider became increasingly dominant in the global video streaming market, adding subscribers in the U.S. and around the world.

The decline in oil prices weighed on the fund’s energy holdings, including EOG Resources. While this has affected the company short term, EOG Resources maintains a low cost position in its basins, providing a buffer even as oil prices have declined. We believe that shares of oil companies will rebound when the supply-demand balance reverses, as it will have to at some point; as a result we have been adding to energy holdings on the margin.

The fund’s cash position, which was helpful during the volatile market, rose to 13.5% from 12.6% (including other short-term securities) at the beginning of the period. This reflects a cautious approach to the market environment by the fund’s portfolio managers, some of whom expect that there will be further opportunities to invest in companies at more attractive valuations in the future.

Looking ahead

The U.S. economy continues to improve, albeit at a gradual pace. The jobless rate has declined, real wages are slowly rising and consumer balance sheets are in good shape. Outside the U.S., there is a mix of recovering economies, including parts of the euro zone, and weakening economies, such as China and Brazil. Geopolitical risk is also on the rise around the world; as a result, market volatility is likely to remain high.

Despite the period of heightened risk we are in now, the environment for finding innovative growth companies that have disruptive characteristics has never been greater. Part of this opportunity is driven by technological changes, but also by changes in consumer behavior and demographics. We continue to take a steady approach through different market cycles in seeking long-term

2	AMCAP Fund

growth for our investors (see the related feature starting on page 6).

AMCAP invests in companies that have a solid track record of growth and characteristics that we believe are likely to support above-average growth in the future. Our focus on the fundamental growth drivers and the inherent worth of companies is critical to helping us identify investments that we believe represent the best long-term value.

With this letter, we also welcome portfolio manager James Terrile as president of AMCAP. He replaces Tim Armour, whom we thank for his service to the fund. And as always, we thank you for your continued support.

Cordially,

Claudia P. Huntington
Vice Chairman of the Board

James Terrile
President

April 12, 2016

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

While most of the companies that AMCAP invests in are based in the U.S., many of them do business on a global basis. For example, roughly 3% of the companies are based in emerging markets, but 21% of their revenues come from emerging markets. This is why it’s important to have active management supported by a global research operation when investing in today’s markets.

Equity portion breakdown by domicile (%)

	Region	Fund
■	United States	93%
■	Canada	1
■	Europe	3
■	Japan	—
■	Asia-Pacific ex. Japan	—
■	Emerging markets	3
	Total	100%

Equity portion breakdown by revenue (%)

	Region	Fund
■	United States	59%
■	Canada	3
■	Europe	13
■	Japan	3
■	Asia-Pacific ex. Japan	1
■	Emerging markets	21
	Total	100%

Source: Capital Group (as of December 31, 2015).

AMCAP Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period May 1, 1967 (when the fund began operations), through February 29, 1968.
[4]	Includes reinvested dividends of $110,227 and reinvested capital gain distributions of $1,061,780.
[5]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[6]	Results of the Lipper Growth Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

$2,000,000
1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
8,000

Average annual total returns based on a $1,000 investment
(for periods ended February 29, 2016)*

	1 year	5 years	10 years
Class A shares	-13.60%	8.72%	6.10%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Year ended February 28 or 29	1968[3]	1969	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986
TOTAL VALUE (dollars in thousands)																			
Dividends reinvested	–	$ .1	.2	.2	.2	.2	.2	.3	.3	.2	.3	.3	.4	.7	2.6	1.2	1.6	1.9	1.5
Value at fiscal year-end	$10.1	12.2	11.8	12.6	14.9	14.0	11.0	9.9	13.9	14.2	16.6	22.7	33.5	40.5	42.6	61.5	62.1	72.2	88.7
AMCAP total return	0.6%	21.4	(3.1)	6.8	17.9	(6.2)	(21.0)	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9	5.2	44.1	1.1	16.2	23.0

4	AMCAP Fund

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in AMCAP grew between May 1, 1967 — when the fund began operations — and February 29, 2016. As you can see, that $10,000 grew to $1,718,871 with all distributions reinvested. Over the same period, $10,000 would have grown to $910,150 in the unmanaged Standard & Poor’s 500 Composite Index, and $573,923 in the Lipper Growth Funds Index. The chart also records the fund’s progress relative to the inflation rate, measured by the Consumer Price Index.

The fund’s year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 2001. Over the last 15 years, the value of the investment shown here more than doubled, from $724,638 to $1,718,871. Thus, in the same period, the value of your 2001 investment — regardless of size — has also more than doubled.

AMCAP Fund	5

A steady approach in volatile markets: investing for long-term growth

6	AMCAP Fund

“While they may still be subject to an overall market cycle … often companies’ unique growth engines will remain intact during the cycle and help alleviate volatility.” —Claudia Huntington

Claudia Huntington Portfolio manager

History would suggest that all markets go through cycles. Sometimes a specific event can trigger a cyclical turning point, but often it is a series of events that will change the market’s direction in a meaningful way. While it is important to be aware of market cycles from a valuation standpoint, trying to time them is less useful than keeping a steady focus on the companies themselves.

The portfolio managers of AMCAP do just that, investing in companies they believe have strong growth potential over the long term, despite the possibility they may be affected by market cycles in the near term. While the fund’s investment professionals pay attention to macroeconomic trends and market cycles, they focus much more on a company’s fundamental growth drivers, which can last for years if not decades.

“Many of the holdings in AMCAP are companies with reasonably unique drivers of growth” says Claudia Huntington, a portfolio manager and vice chairman of the fund. “While they may still be subject to an overall market cycle in terms of fundamentals and valuations, often companies’ unique growth engines will remain intact during the cycle and help alleviate volatility.”

Different types of growth

The portfolio managers of AMCAP invest in companies with many different types of growth. In some cases, a company can grow because of a tailwind in a certain industry, but in other cases a company may grow despite a head-wind. What’s important for the fund’s investment professionals is to determine which companies fall into which category and how each is able to make the most of their situation.

“The companies benefiting from industry tailwinds include those in biotechnology, where innovation and efficiency have increased due to technological advances, as well as those in information technology, where product innovation and market preferences are moving quickly,” notes Claudia. “But a tailwind isn’t all that matters — management still has to be strong and strategic enough to take advantage of that tailwind to grow the company and handle market cycles along the way. For companies facing headwinds, management is key to enabling them to grow in their own unique way, from improving products or services to increasing efficiency. It’s more challenging to grow in that environment, but it happens all the time. Our task is to identify all of the ways in which companies can grow — either despite or because of the environment they are in.”

Amazon, for example, has shown steady growth through different economic times. “The retail environment can be difficult, but Amazon is increasingly dominant at what it does, getting into new products and services,” explains Claudia. “The company has so many unique strengths — you can call it a retailer, but it does not behave like one, nor like a logistics firm or other tech companies. Amazon has its own dynamic because of the way its excellent management team has positioned the company, despite being in some industries that are quite cyclical.”

Investing in companies with good management is one of many ways the portfolio managers of AMCAP seek to achieve growth in difficult environments. They also look for companies that have internal sources of growth, such as an innovative culture, defensible technology

AMCAP Fund	7

“I try to have a mix in my portfolio and change my exposure from pro-cyclical to more defensive holdings as we get deeper into the business and market cycles.” —Barry Crosthwaite

Barry Crosthwaite Portfolio manager	Kaitlyn Murphy Investment analyst

or world-class distribution system. A solid investment also can come from companies that are still growing, but at a slower rate than others; these are sometimes called defensive growth companies.

Biotechnology companies provide an internal source of growth through their drug pipelines. Through research, the fund’s analysts are able to determine which companies have the most promising pipelines and which drugs are likely to work. “The market value of some companies is small enough that their drug pipelines can have a dramatic positive impact,” says portfolio manager James Terrile, citing Alexion Pharmaceuticals and BioMarin Pharmaceutical. “These new assets could make up a big part of the market cap and potentially move the needle for the whole company.”

James and other portfolio managers also look for defensive growth companies in health care and other less cyclical sectors. One example he points to is Johnson & Johnson (0.48% of the fund’s holdings at fiscal year-end) primarily due to its wide range of businesses in health care and consumer products. “It’s an amalgamation of 250 different companies,” he notes. “The fact that Johnson & Johnson makes money from so many different products I think makes it a very defensive investment in an uncertain environment such as this.”

Portfolio manager Barry Crosthwaite also holds several defensive growth companies, including those in telecommunication services, health care and consumer staples. He calls Philip Morris International (0.24% of the fund’s holdings at fiscal year-end) a “stable growth company” but believes its new heat-not-burn tobacco product “could be revolutionary” because it is designed to not produce smoke, to smell less than regular cigarettes and to be less harmful. The product is undergoing further testing in some markets, but has been well-received in places like Japan and Italy where it’s already available.

Cyclical vs. non-cyclical

True to The Capital System,SM each portfolio manager in AMCAP has a different approach to investing in growth companies. Just as investing in companies with diverse types of growth has helped the fund through different market cycles, the complementary investment styles of the managers also help. On top of that, the fund’s analysts also invest in their best ideas through the research portfolio, allowing them to bring their own approach and experience to the table.

For his part, Barry is very conscious of cyclical activity, both in markets and the economy as a whole. It’s not just investing in defensive growth companies — he takes it a step further by looking at macro indicators to get a sense of economic, business and market cycles and adjusts his holdings accordingly. “The simplest way for me to think about it is to decide if a stock is pro-cyclical and growth is accelerated by the economy, or if it is a defensive growth company, which tends to hold up well in most environments,” he says. “I try to have a mix in my portfolio and change my exposure from pro-cyclical to more defensive holdings as we get deeper into the business and market cycles.”

Barry adjusts the holdings in his portfolio gradually, rarely making drastic moves and always considering the fundamentals of a company first and foremost. “In my 20 years of doing this, I’ve never

8	AMCAP Fund

been good enough to predict the exact moment I need to make a shift in my portfolio,” he recalls. “It’s not like I wake up one day and decide to make a shift; I tend to do it one company at a time as ideas bubble up and then try to fit them in my portfolio as I make adjustments.”

He also considers non-U.S. exposure, especially to emerging markets such as China, both in terms of where holdings are based and where they generate their revenue (see related chart on page 3). “I look at all emerging markets exposure and overlay the currency cycle as well,” explains Barry, who has reduced his business and commodities exposure to China. “If I’m bullish about the U.S. dollar like I have been the past couple of years, then I’ll also reduce my international exposure and increase my domestic-focused holdings.”

Several of the fund’s portfolio managers and analysts also note the importance of investing in quality growth companies. “There are lots of ways companies can grow, but we are focused on quality in AMCAP,” says James, who also considers cycles when investing. “If we as portfolio managers are doing a good job, we are magnifying those sectors that are doing better, whether it’s connected to macro variables or because of something idiosyncratic. We want to find where there is a dislocation of value in the market, given our analysis of the fundamentals.”

Most growth companies have a cyclical component to them so the portfolio managers and analysts focus on the highest quality candidates. “It starts with the portfolio managers and filters down to the analysts,” explains Kaitlyn Murphy, who covers automakers and chemical companies. “Our hunting ground is narrowed down to the highest quality companies that have long-term growth characteristics. I like that because it gives us more flexibility to think about small- and mid-cap companies that might grow in market cap over time and really impact their industries.”

One long-term trend Kaitlyn is focused on in the auto industry is fuel efficiency. Even though the industry is cyclical, there will be an ongoing need for automakers to increase fuel efficiency by incorporating new parts and technology into their engines in order to meet certain specifications. “By the middle of the next decade, many automakers would like their fuel efficiency to be over 50 miles per gallon, depending on the car,” she says. “This will require a lot of new technologies, including a massive rethinking of electric and hybrid vehicles with more mechanical options, such as turbo chargers.” This in turn should provide for long-term growth opportunities for certain companies, including auto parts maker BorgWarner (0.27% of the fund’s holdings at fiscal year-end) and Albemarle, which supplies lithium for batteries.

AMCAP Fund	9

Disruption and acquisition

There are two other trends that AMCAP’s portfolio managers often look for when investing in companies that can grow through different market cycles: disruption and acquisition. The first involves companies that can grow by disrupting an industry, often by leveraging some new technology. The second trend is represented by companies that grow by acquiring smaller competitors in their field, as opposed to growing organically.

Larry Solomon, a technology analyst and portfolio manager who recently joined the fund, starts with the big picture when looking for disruptors. “I look at which industries and companies in the global economy are going to change the world in the next 10 or 20 years, whether software, internet, retail or health care,” he says. “Many of the growth companies out there are disrupting an existing methodology or technology. Health care service providers like UnitedHealth Group are coming out with modern platforms to treat more people, while content companies like Netflix are distributing their material in a way that fits how consumers are using it.”

The ideal disruptors, in Larry’s opinion, are mid-sized companies that can become leaders in a big market, such as Netflix and Arista Networks (0.26% of the fund’s holdings at fiscal

10	AMCAP Fund

“There are lots of ways companies can grow, but we are focused on quality in AMCAP. If we as portfolio managers are doing a good job, we are magnifying those sectors that are doing better.” —James Terrile

Larry Solomon Portfolio manager and investment analyst	James Terrile Portfolio manager

year-end), which is taking on computer networking giant Cisco and gaining market share. “It’s a relatively new company that makes switching products that are sold at the high end of the market to large cloud infrastructure providers,” explains Larry, noting that one of the men who started Arista Networks was a co-founder of tech pioneer Sun Microsystems, later bought by Oracle. “He looked at what was going to be important in networking and decided to focus on the high end, whereas Cisco is more general purpose.”

Barry also keeps a close eye on disruptors, but at the same time he likes to steer clear of those incumbent firms that are being disrupted. “I try to make sure that the holdings in my portfolio are not disrupted, from a defensive standpoint,” he says. “I also like to hold a few disruptors, which I try to think of in terms of new product cycles, from innovative drugs at biotechnology companies to next-generation semiconductor equipment.” He also points to Sprouts Farmers Market as an example of one company that is disrupting its industry by offering healthy food at a reasonable price point aimed at the middle-class consumer.

While investors usually prefer to see companies grow organically, that is not always an option. In industries with little or no growth, companies often will seek to grow by making acquisitions. “With scale comes better margins and even more economies of scale, giving companies great ability to move assets around and add to areas that are doing well,” says Larry. One example is Kroger, which has acquired smaller grocery store chains over the years — to the point where its scale is so large that the company can generally set very competitive prices.

Another example of a company that was able to grow in a difficult environment through acquisitions is Broadcom. Formerly known as Avago Technologies, the chip company acquired Broadcom last year and took its name, after a series of smaller acquisitions. “The company has a good CEO who did very well navigating some tough times and was able to grow by acquiring other companies,” says James. “It was an opportunity based on management having the right mindset in the right industry. Some people understand their industry very well and know when to apply insight to competitors and companies in adjacent industries in order to extract value that investors cannot realize, because their expertise allows them to see the business in a different light.”

Despite the ongoing volatility in the market, the portfolio managers of AMCAP continue to find many attractive investment opportunities with multiple growth drivers. This steady approach has served the fund well over the long term, through many market cycles. “While we are in a period of heightened risk, the environment for finding companies with innovative and disruptive growth characteristics has never been greater,” says Claudia. “We’re always looking for companies with great management and multiple ways to achieve long-term growth.” ▄

AMCAP Fund	11

Summary investment portfolio February 29, 2016

Industry sector diversification	Percent of net assets

Common stocks 86.53%	Shares	Value (000)
Information technology 20.43%
Oracle Corp.	29,582,000	$1,088,026
Alphabet Inc., Class C1	770,879	537,896
Alphabet Inc., Class A1	487,810	349,867
Accenture PLC, Class A	7,858,300	787,873
Broadcom Ltd.	5,732,245	767,949
Texas Instruments Inc.	10,867,000	576,168
ASML Holding NV2	5,655,100	515,928
Cognizant Technology Solutions Corp., Class A1	7,343,000	418,404
Flextronics International Ltd.[1,3]	36,821,000	399,876
Trimble Navigation Ltd.[1,3]	16,470,362	383,101
Skyworks Solutions, Inc.	5,671,944	376,901
Tencent Holdings Ltd.[2]	20,057,000	365,229
Other securities		2,419,269
		8,986,487

Health care 19.55%
Amgen Inc.	8,398,080	1,194,879
UnitedHealth Group Inc.	7,839,806	933,721
Alexion Pharmaceuticals, Inc.[1]	5,906,898	831,691
Stryker Corp.	7,233,552	722,487
BioMarin Pharmaceutical Inc.[1]	6,645,200	544,042
Medtronic PLC	6,909,000	534,687
Thermo Fisher Scientific Inc.	3,552,100	458,896
Gilead Sciences, Inc.	4,989,960	435,374
Edwards Lifesciences Corp.[1]	4,448,400	387,011
St. Jude Medical, Inc.	6,970,122	374,226
Hologic, Inc.[1]	9,465,600	327,794
PerkinElmer, Inc.[3]	6,508,524	307,593
Express Scripts Holding Co.[1]	3,381,000	237,955
Other securities		1,312,186
		8,602,542

Consumer discretionary 10.67%
Netflix, Inc.[1]	11,594,700	1,083,061
Amazon.com, Inc.[1]	1,075,000	593,959
Priceline Group Inc.[1]	294,400	372,478
Twenty-First Century Fox, Inc., Class A	12,225,000	330,320
NIKE, Inc., Class B	4,698,000	289,350
lululemon athletica inc.[1]	4,055,000	254,370
WyndhamWorldwide Corp.	3,454,800	251,648
Other securities		1,516,786
		4,691,972

12	AMCAP Fund

	Shares	Value (000)
Industrials 9.58%
Union Pacific Corp.	8,667,260	$683,500
Nielsen Holdings PLC	11,508,340	579,330
General Dynamics Corp.	3,360,000	457,867
Sensata Technologies Holding NV1,3	9,050,000	308,696
Nordson Corp.[3]	3,992,500	286,143
Norfolk Southern Corp.	3,712,017	271,608
Other securities		1,625,520
		4,212,664

Energy 6.05%
EOG Resources, Inc.	8,104,000	524,653
Concho Resources Inc.[1]	4,315,743	389,453
Canadian Natural Resources, Ltd.	17,411,000	363,919
Halliburton Co.	9,282,900	299,652
Other securities		1,084,709
		2,662,386

Consumer staples 4.91%
Kroger Co.	8,985,000	358,591
Costco Wholesale Corp.	1,914,000	287,158
Mead Johnson Nutrition Co.	3,422,053	252,411
Sprouts Farmers Market, Inc.[1,3]	8,285,000	235,957
Other securities		1,025,287
		2,159,404

Financials 4.87%
Progressive Corp.	14,745,700	470,683
Crown Castle International Corp.	3,743,417	323,806
State Street Corp.	4,230,440	231,743
Other securities		1,117,423
		2,143,655

Materials 4.40%
Monsanto Co.	7,072,600	636,463
Celanese Corp., Series A3	7,802,922	470,828
Albemarle Corp.[3]	7,293,120	410,019
Other securities		417,017
		1,934,327

Telecommunication services 1.02%
Verizon Communications Inc.	6,600,000	334,818
Other securities		112,624
		447,442

Utilities 0.21%
Other securities		91,202

Miscellaneous 4.84%
Other common stocks in initial period of acquisition		2,131,025

Total common stocks (cost: $31,841,222,000)		38,063,106

AMCAP Fund	13

Short-term securities 13.22%	Principal amount (000)	Value (000)
Apple Inc. 0.37%–0.39% due 3/16/2016–4/7/2016[4]	$234,200	$234,144
Federal Home Loan Bank 0.17%–0.60% due 3/2/2016–8/15/2016	2,609,005	2,607,622
Freddie Mac 0.16%–0.51% due 3/10/2016–6/16/2016	698,082	697,714
U.S. Treasury Bills 0.24%–0.55% due 3/3/2016–6/16/2016	460,500	460,277
Other securities		1,815,275

Total short-term securities (cost: $5,814,617,000)		5,815,032
Total investment securities 99.75% (cost: $37,655,839,000)		43,878,138
Other assets less liabilities 0.25%		111,526

Net assets 100.00%		$43,989,664

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

14	AMCAP Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended February 29, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 2/29/2016 (000)
Celanese Corp., Series A	8,577,922	—	775,000	7,802,922	$9,829	$470,828
Albemarle Corp.	6,747,125	545,995	—	7,293,120	8,053	410,019
Flextronics International Ltd.[1]	—	36,821,000	—	36,821,000	—	399,876
Trimble Navigation Ltd.[1]	6,690,200	9,780,162	—	16,470,362	—	383,101
Sensata Technologies Holding NV1	6,350,000	2,700,000	—	9,050,000	—	308,696
PerkinElmer, Inc.	7,342,500	15,000	848,976	6,508,524	2,059	307,593
Nordson Corp.	2,272,500	1,720,000	—	3,992,500	3,662	286,143
Sprouts Farmers Market, Inc.[1]	5,515,000	2,770,000	—	8,285,000	—	235,957
Texas Roadhouse, Inc.	4,587,200	—	—	4,587,200	3,119	191,332
Zebra Technologies Corp., Class A1	2,555,830	651,792	200,000	3,007,622	—	185,811
Oshkosh Corp.[5]	525,900	4,553,100	—	5,079,000	3,657	175,226
ITT Corp.	3,930,000	924,000	—	4,854,000	2,152	171,152
Generac Holdings Inc.[1]	3,911,475	583,351	—	4,494,826	—	156,150
Mattress Firm Holding Corp.[1,5]	1,575,645	833,797	—	2,409,442	—	108,497
Finisar Corp.[1]	6,471,189	457,190	—	6,928,379	—	101,016
Viavi Solutions Inc.[1]	—	15,256,074	—	15,256,074	—	99,622
JDS Uniphase Corp.[1]	15,256,074	—	15,256,074	—	—	—
Texas Capital Bancshares, Inc.[1]	1,886,500	932,984	155,027	2,664,457	—	86,142
Lumentum Holdings Inc.[1]	—	3,051,214	—	3,051,214	—	73,321
SM Energy Co.	—	4,416,000	—	4,416,000	—	39,921
Denbury Resources Inc.	20,500,000	1,928,635	—	22,428,635	2,804	28,709
AptarGroup, Inc.[6]	3,945,000	—	1,195,000	2,750,000	3,299	—
C&J Energy Services, Ltd.[1,6]	3,597,356	—	3,597,356	—	—	—
Chart Industries, Inc.[1,6]	1,966,353	—	686,386	1,279,967	—	—
MITIE Group PLC[6]	24,021,000	—	24,021,000	—	—	—
TowersWatson & Co., Class A6	4,301,150	—	4,301,150	—	1,179	—
					$39,813	$4,219,112

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,931,987,000, which represented 4.39% of the net assets of the fund. This amount includes $1,786,492,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,411,229,000, which represented 3.21% of the net assets of the fund.
[5]	This security was an unaffiliated issuer in its initial period of acquisition at 2/28/2015; it was not publicly disclosed.
[6]	Unaffiliated issuer at 2/29/2016.

See Notes to Financial Statements

AMCAP Fund	15

Financial statements

Statement of assets and liabilities at February 29, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $33,184,194)	$39,659,026
Affiliated issuers (cost: $4,471,645)	4,219,112	$43,878,138
Cash		50,076
Receivables for:
Sales of investments	124,431
Sales of fund’s shares	59,243
Dividends and interest	36,664	220,338
		44,148,552
Liabilities:
Payables for:
Purchases of investments	88,460
Repurchases of fund’s shares	43,032
Investment advisory services	10,461
Services provided by related parties	13,376
Trustees’ deferred compensation	2,376
Other	1,183	158,888
Net assets at February 29, 2016		$43,989,664

Net assets consist of:
Capital paid in on shares of beneficial interest		$36,828,609
Accumulated net investment loss		(2,375)
Undistributed net realized gain		941,943
Net unrealized appreciation		6,221,487
Net assets at February 29, 2016		$43,989,664

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,806,898 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$23,785,439	972,076		$24.47
Class B	54,425	2,439		22.31
Class C	1,386,416	62,955		22.02
Class F-1	2,447,964	100,868		24.27
Class F-2	3,593,170	146,080		24.60
Class 529-A	1,263,503	52,121		24.24
Class 529-B	9,078	410		22.13
Class 529-C	300,490	13,563		22.15
Class 529-E	62,202	2,625		23.70
Class 529-F-1	75,727	3,104		24.40
Class R-1	102,103	4,525		22.56
Class R-2	517,038	22,923		22.56
Class R-2E	2,763	113		24.38
Class R-3	1,093,279	45,919		23.81
Class R-4	1,049,144	43,217		24.28
Class R-5E	9	—	*	24.48
Class R-5	1,213,574	49,056		24.74
Class R-6	7,033,340	284,904		24.69

*Amount less than one thousand.

See Notes to Financial Statements

16	AMCAP Fund

Statement of operations for the year ended February 29, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $3,673; also includes $39,813 from affiliates)	$476,067
Interest	10,952	$487,019

Fees and expenses*:
Investment advisory services	141,643
Distribution services	101,751
Transfer agent services	46,340
Administrative services	13,032
Reports to shareholders	1,820
Registration statement and prospectus	2,187
Trustees’ compensation	334
Auditing and legal	157
Custodian	546
Other	1,755
Total fees and expenses before waiver	309,565
Less investment advisory services waiver	14
Total fees and expenses after waiver		309,551
Net investment income		177,468

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (includes $11,956 net loss from affiliates)	3,232,535
Forward currency contracts	(615)
Currency transactions	(110)	3,231,810
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $456)	(7,385,307)
Forward currency contracts	(139)
Currency translations	(476)	(7,385,922)
Net realized gain and unrealized depreciation		(4,154,112)
Net decrease in net assets resulting from operations		$(3,976,644)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

AMCAP Fund	17

Statements of changes in net assets
	(dollars in thousands)

	Year ended	Year ended
	February 29,	February 28,
	2016	2015
Operations:
Net investment income	$177,468	$112,986
Net realized gain	3,231,810	4,219,398
Net unrealized (depreciation) appreciation	(7,385,922)	292,727
Net (decrease) increase in net assets resulting from operations	(3,976,644)	4,625,111

Dividends and distributions paid to shareholders:
Dividends from net investment income	—	(27,881)
Distributions from net realized gain on investments	(3,871,537)	(3,816,961)
Total dividends and distributions paid to shareholders	(3,871,537)	(3,844,842)

Net capital share transactions	5,277,869	6,627,811

Total (decrease) increase in net assets	(2,570,312)	7,408,080

Net assets:
Beginning of year	46,559,976	39,151,896
End of year (including accumulated net investment loss and distributions in excess of net investment income: $(2,375) and $(2,879), respectively)	$43,989,664	$46,559,976

See Notes to Financial Statements

18	AMCAP Fund

Notes to financial statements

1. Organization

AMCAP Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund’s investment objective is to provide long-term growth of capital.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

AMCAP Fund	19

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

20	AMCAP Fund

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 29, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Information technology	$7,858,395	$1,128,092	$—	$8,986,487
Health care	8,602,542	—	—	8,602,542
Consumer discretionary	4,490,052	201,920	—	4,691,972
Industrials	3,985,000	227,664	—	4,212,664
Energy	2,626,460	35,926	—	2,662,386
Consumer staples	2,024,879	134,525	—	2,159,404
Financials	2,132,685	10,970	—	2,143,655
Materials	1,934,327	—	—	1,934,327
Telecommunication services	447,442	—	—	447,442
Utilities	91,202	—	—	91,202
Miscellaneous	1,938,135	192,890	—	2,131,025
Short-term securities	—	5,815,032	—	5,815,032
Total	$36,131,119	$7,747,019	$—	$43,878,138

*	Securities with a value of $1,035,338,000, which represented 2.35% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline –sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular

AMCAP Fund	21

industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. As of February 29, 2016, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $17,177,000.

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, February 29, 2016 (dollars in thousands):

		Net realized loss		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(615)	Net unrealized depreciation on forward currency contracts	$(139)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

22	AMCAP Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended February 29, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state tax authorities for tax years before 2011.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses and short-term capital gains and losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 29, 2016, the fund reclassified $1,005,000 and $175,959,000 from accumulated net investment loss to undistributed net realized gain and capital paid in on shares of beneficial interest, respectively, to align financial reporting with tax reporting.

As of February 29, 2016, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed long-term capital gains	$934,299
Gross unrealized appreciation on investment securities	9,356,880
Gross unrealized depreciation on investment securities	(3,134,581)
Net unrealized appreciation on investment securities	6,222,299
Cost of investment securities	37,655,839

AMCAP Fund	23

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended February 29, 2016					Year ended February 28, 2015
				Total				Total
	Ordinary	Long-term		distributions		Ordinary	Long-term	dividends
Share class	income	capital gains		paid		income	capital gains	paid
Class A	$—	$2,101,219		$2,101,219		$4,782	$2,134,370	$2,139,152
Class B	—	7,206		7,206		—	13,680	13,680
Class C	—	138,515		138,515		—	143,685	143,685
Class F-1	—	222,362		222,362		—	250,080	250,080
Class F-2	—	308,519		308,519		5,166	258,677	263,843
Class 529-A	—	112,367		112,367		—	113,607	113,607
Class 529-B	—	1,215		1,215		—	2,254	2,254
Class 529-C	—	29,251		29,251		—	29,921	29,921
Class 529-E	—	5,682		5,682		—	5,851	5,851
Class 529-F-1	—	6,773		6,773		99	6,924	7,023
Class R-1	—	9,847		9,847		—	9,617	9,617
Class R-2	—	50,061		50,061		—	53,468	53,468
Class R-2E1	—	24		24		—	1	1
Class R-3	—	102,537		102,537		—	102,314	102,314
Class R-4	—	95,123		95,123		296	94,083	94,379
Class R-5E2	—	—	[3]	—	[3]
Class R-5	—	110,179		110,179		2,988	112,960	115,948
Class R-6	—	570,657		570,657		14,550	485,469	500,019
Total	$—	$3,871,537		$3,871,537		$27,881	$3,816,961	$3,844,842

[1]	Class R-2E shares were offered beginning August 29, 2014.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.286% on such assets in excess of $34 billion.

On March 12, 2015, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2015, decreasing the annual rate on daily net assets in excess of $44 billion to 0.283%. CRMC voluntarily reduced investment advisory service fees to the approved rate in advance of the effective date. For the year ended February 29, 2016, total investment advisory services fees waived by CRMC were $14,000. As a result, the fee shown on the accompanying financial statements of $141,643,000 was reduced to $141,629,000, both of which were equivalent to an annualized rate of 0.305% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior

24	AMCAP Fund

15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 29, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended February 29, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$58,090	$29,825		$2,540		Not applicable
Class B	872	104		Not applicable		Not applicable
Class C	15,302	1,802		767		Not applicable
Class F-1	6,712	3,137		1,343		Not applicable
Class F-2	Not applicable	4,043		1,857		Not applicable
Class 529-A	2,887	1,355		673		$1,191
Class 529-B	144	17		7		13
Class 529-C	3,214	343		162		287
Class 529-E	331	36		33		59
Class 529-F-1	—	83		41		73
Class R-1	1,107	113		55		Not applicable
Class R-2	4,217	1,841		283		Not applicable
Class R-2E	3	—	*	—	*	Not applicable
Class R-3	6,053	1,844		606		Not applicable
Class R-4	2,819	1,107		564		Not applicable
Class R-5E†	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	657		667		Not applicable
Class R-6	Not applicable	33		3,434		Not applicable
Total class-specific expenses	$101,751	$46,340		$13,032		$1,623

*Amount less than one thousand.

†Class R-5E shares were offered beginning November 20, 2015.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $334,000 in the fund’s statement of operations reflects $401,000 in current fees (either paid in cash or deferred) and a net decrease of $67,000 in the value of the deferred amounts.

AMCAP Fund	25

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended February 29, 2016

Class A	$3,158,602	115,303		$2,068,058	77,166	$(2,909,905)	(107,072)	$2,316,755	85,397
Class B	2,747	107		7,171	289	(67,732)	(2,666)	(57,814)	(2,270)
Class C	320,353	12,829		137,071	5,649	(393,062)	(15,861)	64,362	2,617
Class F-1	623,956	22,842		219,225	8,244	(666,072)	(24,662)	177,109	6,424
Class F-2	1,193,198	43,743		299,943	11,154	(887,479)	(32,780)	605,662	22,117
Class 529-A	158,365	5,834		112,345	4,228	(148,506)	(5,479)	122,204	4,583
Class 529-B	406	16		1,214	49	(10,306)	(411)	(8,686)	(346)
Class 529-C	41,066	1,644		29,244	1,198	(44,146)	(1,767)	26,164	1,075
Class 529-E	7,691	288		5,681	218	(8,184)	(306)	5,188	200
Class 529-F-1	16,859	621		6,773	253	(18,407)	(677)	5,225	197
Class R-1	26,125	1,025		9,838	397	(25,085)	(993)	10,878	429
Class R-2	140,923	5,574		50,029	2,014	(167,228)	(6,594)	23,724	994
Class R-2E	2,884	113		23	1	(33)	(2)	2,874	112
Class R-3	342,031	12,716		102,463	3,920	(384,439)	(14,458)	60,055	2,178
Class R-4	348,003	12,808		95,098	3,580	(344,065)	(12,700)	99,036	3,688
Class R-5E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-5	306,680	10,956		109,434	4,037	(383,375)	(13,801)	32,739	1,192
Class R-6	1,917,606	69,927		570,231	21,172	(695,453)	(25,307)	1,792,384	65,792
Total net increase (decrease)	$8,607,505	316,346		$3,823,841	143,569	$(7,153,477)	(265,536)	$5,277,869	194,379

Year ended February 28, 2015

Class A	$3,358,939	117,643		$2,104,331	74,294	$(2,746,423)	(96,229)	$2,716,847	95,708
Class B	7,611	285		13,596	516	(89,913)	(3,381)	(68,706)	(2,580)
Class C	371,148	14,081		141,878	5,448	(366,861)	(13,910)	146,165	5,619
Class F-1	727,743	25,639		246,569	8,762	(1,342,543)	(47,008)	(368,231)	(12,607)
Class F-2	1,775,565	61,674		254,515	8,969	(458,525)	(16,016)	1,571,555	54,627
Class 529-A	169,639	5,991		113,581	4,038	(129,681)	(4,566)	153,539	5,463
Class 529-B	1,008	39		2,253	86	(14,270)	(539)	(11,009)	(414)
Class 529-C	46,369	1,752		29,878	1,140	(42,195)	(1,590)	34,052	1,302
Class 529-E	8,255	297		5,847	212	(8,337)	(299)	5,765	210
Class 529-F-1	16,421	580		7,016	249	(12,561)	(444)	10,876	385
Class R-1	32,284	1,196		9,604	361	(20,908)	(780)	20,980	777
Class R-2	140,769	5,234		53,396	2,008	(159,151)	(5,919)	35,014	1,323
Class R-2E4	17	1		—	—	— [3]	— [3]	17	1
Class R-3	410,105	14,633		102,236	3,684	(303,997)	(10,855)	208,344	7,462
Class R-4	378,563	13,310		94,342	3,354	(270,622)	(9,541)	202,283	7,123
Class R-5	407,869	14,230		115,126	4,039	(375,990)	(13,183)	147,005	5,086
Class R-6	1,897,468	66,306		499,834	17,581	(573,987)	(20,100)	1,823,315	63,787
Total net increase (decrease)	$9,749,773	342,891		$3,794,002	134,741	$(6,915,964)	(244,360)	$6,627,811	233,272

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.
[4]	Class R-2E shares were offered beginning August 29, 2014.

26	AMCAP Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,057,030,000 and $12,648,897,000, respectively, during the year ended February 29, 2016.

AMCAP Fund	27

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class A:
Year ended 2/29/2016	$29.03	$.10	$(2.36)	$(2.26)	$—	$(2.30)	$(2.30)	$24.47	(8.34)%	$23,786	.67%	.38%
Year ended 2/28/2015	28.53	.08	3.04	3.12	(.01)	(2.61)	(2.62)	29.03	11.33	25,740	.68	.27
Year ended 2/28/2014	23.06	.09	7.61	7.70	(.07)	(2.16)	(2.23)	28.53	34.38	22,567	.70	.35
Year ended 2/28/2013	20.78	.10	2.26	2.36	(.08)	—	(.08)	23.06	11.44	16,417	.74	.48
Year ended 2/29/2012	19.78	.10	.97	1.07	(.07)	—	(.07)	20.78	5.45	15,072	.73	.50
Class B:
Year ended 2/29/2016	26.87	(.10)	(2.16)	(2.26)	—	(2.30)	(2.30)	22.31	(9.03)	54	1.43	(.39)
Year ended 2/28/2015	26.78	(.13)	2.83	2.70	—	(2.61)	(2.61)	26.87	10.48	127	1.44	(.48)
Year ended 2/28/2014	21.86	(.10)	7.18	7.08	—	(2.16)	(2.16)	26.78	33.40	195	1.47	(.42)
Year ended 2/28/2013	19.77	(.06)	2.15	2.09	—	—	—	21.86	10.52	241	1.50	(.29)
Year ended 2/29/2012	18.89	(.05)	.93	.88	—	—	—	19.77	4.66	379	1.50	(.27)
Class C:
Year ended 2/29/2016	26.57	(.11)	(2.14)	(2.25)	—	(2.30)	(2.30)	22.02	(9.10)	1,386	1.48	(.44)
Year ended 2/28/2015	26.52	(.14)	2.80	2.66	—	(2.61)	(2.61)	26.57	10.44	1,603	1.49	(.53)
Year ended 2/28/2014	21.66	(.11)	7.13	7.02	—	(2.16)	(2.16)	26.52	33.37	1,451	1.51	(.46)
Year ended 2/28/2013	19.60	(.07)	2.13	2.06	—	—	—	21.66	10.51	1,139	1.54	(.33)
Year ended 2/29/2012	18.74	(.05)	.91	.86	—	—	—	19.60	4.59	1,138	1.52	(.30)
Class F-1:
Year ended 2/29/2016	28.83	.09	(2.35)	(2.26)	—	(2.30)	(2.30)	24.27	(8.40)	2,448	.73	.31
Year ended 2/28/2015	28.36	.06	3.02	3.08	—	(2.61)	(2.61)	28.83	11.27	2,723	.74	.22
Year ended 2/28/2014	22.95	.08	7.57	7.65	(.08)	(2.16)	(2.24)	28.36	34.36	3,036	.74	.31
Year ended 2/28/2013	20.69	.10	2.25	2.35	(.09)	—	(.09)	22.95	11.41	1,973	.74	.48
Year ended 2/29/2012	19.69	.10	.97	1.07	(.07)	—	(.07)	20.69	5.49	1,730	.73	.50
Class F-2:
Year ended 2/29/2016	29.11	.16	(2.37)	(2.21)	—	(2.30)	(2.30)	24.60	(8.14)	3,593	.47	.57
Year ended 2/28/2015	28.61	.14	3.04	3.18	(.07)	(2.61)	(2.68)	29.11	11.53	3,609	.47	.49
Year ended 2/28/2014	23.11	.15	7.63	7.78	(.12)	(2.16)	(2.28)	28.61	34.71	1,983	.49	.56
Year ended 2/28/2013	20.83	.15	2.27	2.42	(.14)	—	(.14)	23.11	11.70	1,300	.50	.72
Year ended 2/29/2012	19.83	.14	.98	1.12	(.12)	—	(.12)	20.83	5.73	968	.49	.74
Class 529-A:
Year ended 2/29/2016	28.81	.08	(2.35)	(2.27)	—	(2.30)	(2.30)	24.24	(8.44)	1,264	.77	.28
Year ended 2/28/2015	28.35	.05	3.02	3.07	—	(2.61)	(2.61)	28.81	11.24	1,370	.77	.18
Year ended 2/28/2014	22.93	.07	7.56	7.63	(.05)	(2.16)	(2.21)	28.35	34.28	1,193	.79	.25
Year ended 2/28/2013	20.68	.08	2.25	2.33	(.08)	—	(.08)	22.93	11.32	861	.82	.40
Year ended 2/29/2012	19.70	.08	.97	1.05	(.07)	—	(.07)	20.68	5.36	732	.80	.42
Class 529-B:
Year ended 2/29/2016	26.70	(.13)	(2.14)	(2.27)	—	(2.30)	(2.30)	22.13	(9.13)	9	1.55	(.52)
Year ended 2/28/2015	26.66	(.16)	2.81	2.65	—	(2.61)	(2.61)	26.70	10.34	20	1.56	(.61)
Year ended 2/28/2014	21.79	(.13)	7.16	7.03	—	(2.16)	(2.16)	26.66	33.22	31	1.59	(.55)
Year ended 2/28/2013	19.73	(.08)	2.14	2.06	—	—	—	21.79	10.44	36	1.62	(.41)
Year ended 2/29/2012	18.87	(.07)	.93	.86	—	—	—	19.73	4.56	50	1.61	(.38)

28	AMCAP Fund

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class 529-C:
Year ended 2/29/2016	$26.73	$(.13)	$(2.15)	$(2.28)	$—	$(2.30)	$(2.30)	$22.15	(9.16)%	$301		1.55%		(.50)%
Year ended 2/28/2015	26.68	(.16)	2.82	2.66	—	(2.61)	(2.61)	26.73	10.37	334		1.56		(.60)
Year ended 2/28/2014	21.80	(.13)	7.17	7.04	—	(2.16)	(2.16)	26.68	33.25	298		1.58		(.53)
Year ended 2/28/2013	19.74	(.08)	2.14	2.06	—	—	—	21.80	10.44	218		1.61		(.39)
Year ended 2/29/2012	18.88	(.07)	.93	.86	—	—	—	19.74	4.55	189		1.60		(.37)
Class 529-E:
Year ended 2/29/2016	28.28	.01	(2.29)	(2.28)	—	(2.30)	(2.30)	23.70	(8.64)	62		1.00		.04
Year ended 2/28/2015	27.94	(.02)	2.97	2.95	—	(2.61)	(2.61)	28.28	10.97	69		1.01		(.06)
Year ended 2/28/2014	22.63	— [3]	7.47	7.47	— [3]	(2.16)	(2.16)	27.94	33.96	62		1.04		.01
Year ended 2/28/2013	20.41	.03	2.22	2.25	(.03)	—	(.03)	22.63	11.06	45		1.06		.15
Year ended 2/29/2012	19.44	.03	.96	.99	(.02)	—	(.02)	20.41	5.12	40		1.07		.16
Class 529-F-1:
Year ended 2/29/2016	28.92	.13	(2.35)	(2.22)	—	(2.30)	(2.30)	24.40	(8.23)	76		.56		.49
Year ended 2/28/2015	28.43	.11	3.03	3.14	(.04)	(2.61)	(2.65)	28.92	11.46	83		.56		.40
Year ended 2/28/2014	22.98	.12	7.59	7.71	(.10)	(2.16)	(2.26)	28.43	34.59	72		.58		.47
Year ended 2/28/2013	20.73	.13	2.24	2.37	(.12)	—	(.12)	22.98	11.51	49		.61		.61
Year ended 2/29/2012	19.74	.12	.98	1.10	(.11)	—	(.11)	20.73	5.63	41		.59		.63
Class R-1:
Year ended 2/29/2016	27.16	(.11)	(2.19)	(2.30)	—	(2.30)	(2.30)	22.56	(9.08)	102		1.47		(.42)
Year ended 2/28/2015	27.05	(.14)	2.86	2.72	—	(2.61)	(2.61)	27.16	10.46	111		1.46		(.50)
Year ended 2/28/2014	22.05	(.11)	7.27	7.16	—	(2.16)	(2.16)	27.05	33.42	90		1.47		(.42)
Year ended 2/28/2013	19.94	(.06)	2.17	2.11	—	—	—	22.05	10.58	58		1.49		(.28)
Year ended 2/29/2012	19.06	(.05)	.93	.88	—	—	—	19.94	4.62	56		1.50		(.27)
Class R-2:
Year ended 2/29/2016	27.14	(.10)	(2.18)	(2.28)	—	(2.30)	(2.30)	22.56	(9.02)	517		1.44		(.39)
Year ended 2/28/2015	27.02	(.13)	2.86	2.73	—	(2.61)	(2.61)	27.14	10.47	595		1.43		(.48)
Year ended 2/28/2014	22.03	(.10)	7.25	7.15	—	(2.16)	(2.16)	27.02	33.45	557		1.44		(.39)
Year ended 2/28/2013	19.92	(.05)	2.16	2.11	—	—	—	22.03	10.59	436		1.48		(.26)
Year ended 2/29/2012	19.03	(.05)	.94	.89	—	—	—	19.92	4.68	419		1.49		(.27)
Class R-2E:
Year ended 2/29/2016	29.04	.06	(2.42)	(2.36)	—	(2.30)	(2.30)	24.38	(8.69)	3		1.04		.24
Period from 8/29/2014 to 2/28/2015[4,5]	29.38	.04 [6]	1.32 [6]	1.36	—	(1.70)	(1.70)	29.04	4.77 [7,8]	—	[9]	.67	[7,10]	.29 [7,10]
Class R-3:
Year ended 2/29/2016	28.40	.01	(2.30)	(2.29)	—	(2.30)	(2.30)	23.81	(8.64)	1,093		1.02		.03
Year ended 2/28/2015	28.05	(.02)	2.98	2.96	—	(2.61)	(2.61)	28.40	10.96	1,242		1.01		(.06)
Year ended 2/28/2014	22.71	— [3]	7.50	7.50	— [3]	(2.16)	(2.16)	28.05	33.97	1,018		1.03		.02
Year ended 2/28/2013	20.48	.04	2.22	2.26	(.03)	—	(.03)	22.71	11.07	752		1.04		.17
Year ended 2/29/2012	19.50	.03	.97	1.00	(.02)	—	(.02)	20.48	5.14	666		1.04		.18

See page 30 for footnotes.

AMCAP Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class R-4:
Year ended 2/29/2016	$28.83	$.09	$(2.34)	$(2.25)	$—	$(2.30)	$(2.30)	$24.28	(8.36)%	$1,049		.71%		.33%
Year ended 2/28/2015	28.36	.07	3.02	3.09	(.01)	(2.61)	(2.62)	28.83	11.31	1,140		.71		.24
Year ended 2/28/2014	22.94	.08	7.57	7.65	(.07)	(2.16)	(2.23)	28.36	34.37	919		.72		.33
Year ended 2/28/2013	20.67	.10	2.25	2.35	(.08)	—	(.08)	22.94	11.40	628		.73		.49
Year ended 2/29/2012	19.68	.09	.98	1.07	(.08)	—	(.08)	20.67	5.50	534		.73		.49
Class R-5E:
Period from 11/20/2015 to 2/29/2016[5,11]	27.89	.04	(2.11)	(2.07)	—	(1.34)	(1.34)	24.48	(7.62)[8]	—	[9]	.15	[8]	.17	[8]
Class R-5:
Year ended 2/29/2016	29.25	.18	(2.39)	(2.21)	—	(2.30)	(2.30)	24.74	(8.10)	1,214		.42		.63
Year ended 2/28/2015	28.72	.16	3.05	3.21	(.07)	(2.61)	(2.68)	29.25	11.62	1,400		.41		.54
Year ended 2/28/2014	23.19	.16	7.66	7.82	(.13)	(2.16)	(2.29)	28.72	34.79	1,229		.42		.63
Year ended 2/28/2013	20.90	.17	2.26	2.43	(.14)	—	(.14)	23.19	11.74	931		.43		.78
Year ended 2/29/2012	19.89	.15	.98	1.13	(.12)	—	(.12)	20.90	5.76	872		.43		.79
Class R-6:
Year ended 2/29/2016	29.18	.19	(2.38)	(2.19)	—	(2.30)	(2.30)	24.69	(8.05)	7,033		.37		.68
Year ended 2/28/2015	28.66	.17	3.05	3.22	(.09)	(2.61)	(2.70)	29.18	11.67	6,394		.37		.59
Year ended 2/28/2014	23.15	.18	7.64	7.82	(.15)	(2.16)	(2.31)	28.66	34.86	4,451		.37		.68
Year ended 2/28/2013	20.86	.18	2.26	2.44	(.15)	—	(.15)	23.15	11.83	2,442		.38		.83
Year ended 2/29/2012	19.85	.16	.99	1.15	(.14)	—	(.14)	20.86	5.84	1,290		.39		.83

	Year ended February 28 or 29
	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	31%	33%	29%	27%	31%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Amount less than $.01.
[4]	Class R-2E shares were offered beginning August 29, 2014.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	As amended from $.08 to $.04 and $1.28 to $1.32.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Not annualized.
[9]	Amount less than $1 million.
[10]	Annualized.
[11]	Class R-5E shares were offered beginning November 20, 2015.

See Notes to Financial Statements

30	AMCAP Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AMCAP Fund:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the summary investment portfolio, as of February 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund as of February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
April 12, 2016

AMCAP Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (September 1, 2015, through February 29, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	AMCAP Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	9/1/2015	2/29/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$954.97	$3.31	.68%
Class A - assumed 5% return	1,000.00	1,021.48	3.42	.68
Class B - actual return	1,000.00	950.94	7.03	1.45
Class B - assumed 5% return	1,000.00	1,017.65	7.27	1.45
Class C - actual return	1,000.00	950.76	7.23	1.49
Class C - assumed 5% return	1,000.00	1,017.45	7.47	1.49
Class F-1 - actual return	1,000.00	954.64	3.60	.74
Class F-1 - assumed 5% return	1,000.00	1,021.18	3.72	.74
Class F-2 - actual return	1,000.00	955.93	2.29	.47
Class F-2 - assumed 5% return	1,000.00	1,022.53	2.36	.47
Class 529-A - actual return	1,000.00	954.21	3.79	.78
Class 529-A - assumed 5% return	1,000.00	1,020.98	3.92	.78
Class 529-B - actual return	1,000.00	950.59	7.66	1.58
Class 529-B - assumed 5% return	1,000.00	1,017.01	7.92	1.58
Class 529-C - actual return	1,000.00	950.63	7.57	1.56
Class 529-C - assumed 5% return	1,000.00	1,017.11	7.82	1.56
Class 529-E - actual return	1,000.00	953.62	4.91	1.01
Class 529-E - assumed 5% return	1,000.00	1,019.84	5.07	1.01
Class 529-F-1 - actual return	1,000.00	955.55	2.77	.57
Class 529-F-1 - assumed 5% return	1,000.00	1,022.03	2.87	.57
Class R-1 - actual return	1,000.00	951.06	7.13	1.47
Class R-1 - assumed 5% return	1,000.00	1,017.55	7.37	1.47
Class R-2 - actual return	1,000.00	951.47	7.08	1.46
Class R-2 - assumed 5% return	1,000.00	1,017.60	7.32	1.46
Class R-2E - actual return	1,000.00	952.99	5.05	1.04
Class R-2E - assumed 5% return	1,000.00	1,019.69	5.22	1.04
Class R-3 - actual return	1,000.00	953.45	4.95	1.02
Class R-3 - assumed 5% return	1,000.00	1,019.79	5.12	1.02
Class R-4 - actual return	1,000.00	955.01	3.45	.71
Class R-4 - assumed 5% return	1,000.00	1,021.33	3.57	.71
Class R-5E - actual return†	1,000.00	923.83	1.46	.55
Class R-5E - assumed 5% return†	1,000.00	1,022.13	2.77	.55
Class R-5 - actual return	1,000.00	956.15	1.99	.41
Class R-5 - assumed 5% return	1,000.00	1,022.82	2.06	.41
Class R-6 - actual return	1,000.00	956.42	1.75	.36
Class R-6 - assumed 5% return	1,000.00	1,023.07	1.81	.36

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 182 days.

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 29, 2016:

Long-term capital gains	$3,871,537,000
U.S. government income that may be exempt from state taxation	$2,056,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

AMCAP Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	1998	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
William H. Kling, 1942	2006	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President, The Orvis Company; former President and CEO, Select Comfort	4	None
Bailey Morris-Eck, 1944	1999	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London)	4	None

L. Daniel Jorndt, a trustee of the fund since 2010, retired on December 31, 2015. The trustees thank Mr. Jorndt for his wise counsel and dedication to the fund.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Claudia P. Huntington, 1952 Vice Chairman of the Board	1992–1994 1996	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
James Terrile, 1965 President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital Strategy Research, Inc.[6]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	AMCAP Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Barry S. Crosthwaite, 1958 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company
Eric S. Richter, 1960 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Jessica Chase Spaly, 1977 Vice President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Kimberley H. Monasterio, 1963 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

AMCAP Fund	35

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	AMCAP Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete February 29, 2016, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1] Portfolio manager experience as of December 31, 2015.
[2] Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3] On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$89,000
2016	$106,000

b) Audit-Related Fees:
2015	$12,000
2016	$8,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	$9,000
2016	$9,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,105,000
2016	$889,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$5,000
2016	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,532,000 for fiscal year 2015 and $1,071,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

AMCAP Fund®
Investment portfolio
February 29, 2016
Common stocks 86.53% Information technology 20.43%	Shares	Value (000)
Oracle Corp.	29,582,000	$1,088,026
Alphabet Inc., Class C1	770,879	537,896
Alphabet Inc., Class A1	487,810	349,867
Accenture PLC, Class A	7,858,300	787,873
Broadcom Ltd.	5,732,245	767,949
Texas Instruments Inc.	10,867,000	576,168
ASML Holding NV2	5,655,100	515,928
Cognizant Technology Solutions Corp., Class A1	7,343,000	418,404
Flextronics International Ltd.[1,3]	36,821,000	399,876
Trimble Navigation Ltd.[1,3]	16,470,362	383,101
Skyworks Solutions, Inc.	5,671,944	376,901
Tencent Holdings Ltd.[2]	20,057,000	365,229
Intuit Inc.	2,277,000	220,049
Intel Corp.	6,600,000	195,294
Microsoft Corp.	3,725,000	189,528
Zebra Technologies Corp., Class A1,3	3,007,622	185,811
Baidu, Inc., Class A (ADR)[1]	1,005,841	174,433
Autodesk, Inc.[1]	3,000,000	155,220
Tata Consultancy Services Ltd.[2]	4,785,000	152,250
salesforce.com, inc.[1]	2,068,000	140,107
Qorvo, Inc.[1]	2,679,980	120,813
Arista Networks, Inc.[1]	1,662,700	113,961
MasterCard Inc., Class A	1,223,000	106,303
Finisar Corp.[1,3]	6,928,379	101,016
Viavi Solutions Inc.[1,3]	15,256,074	99,622
Kakaku.com, Inc.[2]	5,403,000	94,685
Visa Inc., Class A	1,238,000	89,619
VMware, Inc., Class A1	1,537,000	77,603
Lumentum Holdings Inc.[1,3]	3,051,214	73,321
Automatic Data Processing, Inc.	700,000	59,283
Amphenol Corp., Class A	677,000	35,928
National Instruments Corp.	616,000	17,772
Palo Alto Networks, Inc.[1]	115,000	16,651
		8,986,487
Health care 19.55%
Amgen Inc.	8,398,080	1,194,879
UnitedHealth Group Inc.	7,839,806	933,721
Alexion Pharmaceuticals, Inc.[1]	5,906,898	831,691
Stryker Corp.	7,233,552	722,487
BioMarin Pharmaceutical Inc.[1]	6,645,200	544,042
Medtronic PLC	6,909,000	534,687
Thermo Fisher Scientific Inc.	3,552,100	458,896
Gilead Sciences, Inc.	4,989,960	435,374
Edwards Lifesciences Corp.[1]	4,448,400	387,011
St. Jude Medical, Inc.	6,970,122	374,226
Hologic, Inc.[1]	9,465,600	327,794
AMCAP Fund — Page 1 of 5

Common stocks Health care (continued)	Shares	Value (000)
PerkinElmer, Inc.[3]	6,508,524	$307,593
Express Scripts Holding Co.[1]	3,381,000	237,955
Illumina, Inc.[1]	1,519,232	228,249
Humana Inc.	1,278,347	226,229
Johnson & Johnson	2,000,000	210,420
Aetna Inc.	1,259,000	136,765
Boston Scientific Corp.[1]	8,018,700	136,158
Endo International PLC[1]	3,155,798	131,944
Team Health Holdings, Inc.[1]	2,785,000	124,127
athenahealth, Inc.[1]	620,054	80,030
Myriad Genetics, Inc.[1]	670,485	23,467
ResMed Inc.	260,000	14,797
		8,602,542
Consumer discretionary 10.67%
Netflix, Inc.[1]	11,594,700	1,083,061
Amazon.com, Inc.[1]	1,075,000	593,959
Priceline Group Inc.[1]	294,400	372,478
Twenty-First Century Fox, Inc., Class A	12,225,000	330,320
NIKE, Inc., Class B	4,698,000	289,350
lululemon athletica inc.[1]	4,055,000	254,370
Wyndham Worldwide Corp.	3,454,800	251,648
Williams-Sonoma, Inc.	3,678,000	191,661
Texas Roadhouse, Inc.[3]	4,587,200	191,332
Domino’s Pizza, Inc.	1,424,100	189,462
JCDecaux SA2	4,662,515	183,052
Johnson Controls, Inc.	4,334,100	158,021
Ralph Lauren Corp., Class A	1,600,000	145,216
BorgWarner Inc.	3,678,000	120,197
Mattress Firm Holding Corp.[1,3]	2,409,442	108,497
Comcast Corp., Class A	1,828,900	105,582
Harley-Davidson, Inc.	1,400,000	60,438
TJX Companies, Inc.	600,000	44,460
WPP PLC[2]	897,662	18,868
		4,691,972
Industrials 9.58%
Union Pacific Corp.	8,667,260	683,500
Nielsen Holdings PLC	11,508,340	579,330
General Dynamics Corp.	3,360,000	457,867
Sensata Technologies Holding NV1,3	9,050,000	308,696
Nordson Corp.[3]	3,992,500	286,143
Norfolk Southern Corp.	3,712,017	271,608
Capita PLC[2]	14,740,000	204,005
Old Dominion Freight Line, Inc.[1]	2,980,000	192,389
Oshkosh Corp.[3]	5,079,000	175,226
ITT Corp.[3]	4,854,000	171,152
CSX Corp.	6,632,700	160,113
Generac Holdings Inc.[1,3]	4,494,826	156,150
Danaher Corp.	1,104,900	98,634
Landstar System, Inc.	1,640,000	97,088
Moog Inc., Class A1	2,070,332	89,397
Cummins Inc.	784,100	76,505
Verisk Analytics, Inc., Class A1	968,300	70,531
J.B. Hunt Transport Services, Inc.	628,907	47,979
AMCAP Fund — Page 2 of 5

Common stocks Industrials (continued)	Shares	Value (000)
Carlisle Companies Inc.	409,000	$36,875
Chart Industries, Inc.[1]	1,279,967	25,817
PayPoint PLC[2]	2,274,900	23,659
		4,212,664
Energy 6.05%
EOG Resources, Inc.	8,104,000	524,653
Concho Resources Inc.[1]	4,315,743	389,453
Canadian Natural Resources, Ltd.	17,411,000	363,919
Halliburton Co.	9,282,900	299,652
Schlumberger Ltd.	3,035,000	217,670
Noble Energy, Inc.	7,080,000	208,860
Cabot Oil & Gas Corp.	10,175,000	204,823
FMC Technologies, Inc.[1]	5,700,000	139,821
Southwestern Energy Co.[1]	10,933,799	63,197
Carrizo Oil & Gas, Inc.[1]	2,726,240	58,614
Chesapeake Energy Corp.	16,900,000	44,109
SM Energy Co.[3]	4,416,000	39,921
Tullow Oil PLC[1,2]	15,493,000	35,926
Apache Corp.	764,100	29,250
Denbury Resources Inc.[3]	22,428,635	28,709
Chevron Corp.	165,500	13,809
		2,662,386
Consumer staples 4.91%
Kroger Co.	8,985,000	358,591
Costco Wholesale Corp.	1,914,000	287,158
Mead Johnson Nutrition Co.	3,422,053	252,411
Sprouts Farmers Market, Inc.[1,3]	8,285,000	235,957
Walgreens Boots Alliance, Inc.	2,160,000	170,510
Whole Foods Market, Inc.	4,898,000	153,356
Hypermarcas SA, ordinary nominative[1]	23,791,500	149,306
Herbalife Ltd.[1]	2,628,790	143,926
L’Oréal SA, bonus shares[2]	800,000	134,525
Altria Group, Inc.	1,750,000	107,748
Philip Morris International Inc.	1,150,000	104,685
Coca-Cola Co.	1,080,000	46,580
Keurig Green Mountain, Inc.	159,358	14,651
		2,159,404
Financials 4.87%
Progressive Corp.	14,745,700	470,683
Crown Castle International Corp.	3,743,417	323,806
State Street Corp.	4,230,440	231,743
U.S. Bancorp	4,899,600	188,733
Markel Corp.[1]	212,852	182,352
East West Bancorp, Inc.	5,109,000	153,117
PNC Financial Services Group, Inc.	1,800,000	146,358
BB&T Corp.	3,500,000	112,560
Simon Property Group, Inc.	485,000	92,019
Texas Capital Bancshares, Inc.[1,3]	2,664,457	86,142
Chubb Ltd.	510,411	58,968
Signature Bank[1]	409,789	53,088
AMCAP Fund — Page 3 of 5

Common stocks Financials (continued)	Shares	Value (000)
Charles Schwab Corp.	1,322,000	$33,116
HDFC Bank Ltd.[2]	670,000	10,970
		2,143,655
Materials 4.40%
Monsanto Co.	7,072,600	636,463
Celanese Corp., Series A3	7,802,922	470,828
Albemarle Corp.[3]	7,293,120	410,019
Valspar Corp.	2,739,185	214,314
AptarGroup, Inc.	2,750,000	202,703
		1,934,327
Telecommunication services 1.02%
Verizon Communications Inc.	6,600,000	334,818
AT&T Inc.	3,048,012	112,624
		447,442
Utilities 0.21%
Sempra Energy	945,000	91,202
Miscellaneous 4.84%
Other common stocks in initial period of acquisition		2,131,025
Total common stocks (cost: $31,841,222,000)		38,063,106
Short-term securities 13.22%	Principal amount (000)
Abbott Laboratories 0.45% due 4/6/2016[4]	$12,600	12,596
Apple Inc. 0.37%–0.39% due 3/16/2016–4/7/2016[4]	234,200	234,144
CAFCO, LLC 0.57% due 5/23/2016	46,200	46,139
Chariot Funding, LLC 1.00% due 10/7/2016[4]	50,000	49,719
Chevron Corp. 0.30%–0.45% due 3/4/2016–4/12/2016[4]	89,245	89,227
Ciesco LLC 0.34%–0.50% due 3/1/2016–5/2/2016	100,000	99,955
Citibank, N.A. 0.58% due 5/11/2016	50,000	50,006
Coca-Cola Co. 0.50% due 4/25/2016[4]	70,600	70,555
Emerson Electric Co. 0.34%–0.51% due 3/1/2016–4/18/2016[4]	123,500	123,462
ExxonMobil Corp. 0.44%–0.47% due 3/14/2016–4/4/2016	126,600	126,568
Fannie Mae 0.37%–0.40% due 5/11/2016–7/18/2016	100,000	99,842
Federal Farm Credit Banks 0.22%–0.23% due 4/26/2016–5/3/2016	50,000	49,973
Federal Home Loan Bank 0.17%–0.60% due 3/2/2016–8/15/2016	2,609,005	2,607,622
Freddie Mac 0.16%–0.51% due 3/10/2016–6/16/2016	698,082	697,714
General Electric Co. 0.30% due 3/1/2016	13,600	13,600
Honeywell International Inc. 0.38%–0.41% due 3/8/2016–3/15/2016[4]	13,600	13,599
IBM Corp. 0.43% due 3/23/2016[4]	150,000	149,971
John Deere Capital Corp. 0.41% due 4/1/2016[4]	25,000	24,992
Johnson & Johnson 0.36% due 3/11/2016[4]	32,000	31,998
Jupiter Securitization Co., LLC 0.50%–0.60% due 5/5/2016–7/21/2016[4]	75,000	74,877
Kimberly-Clark Corp. 0.37% due 3/14/2016[4]	50,000	49,993
Pfizer Inc 0.45%–0.50% due 3/22/2016–5/16/2016[4]	149,600	149,513
Private Export Funding Corp. 0.47%–0.53% due 3/8/2016–5/19/2016[4]	73,500	73,444
Qualcomm Inc. 0.37%–0.50% due 3/10/2016–5/3/2016[4]	65,800	65,782
U.S. Treasury Bills 0.24%–0.55% due 3/3/2016–6/16/2016	460,500	460,277
United Parcel Service Inc. 0.46% due 4/1/2016[4]	22,400	22,393
AMCAP Fund — Page 4 of 5

Short-term securities	Principal amount (000)	Value (000)
Wal-Mart Stores, Inc. 0.37%–0.45% due 3/7/2016–4/28/2016[4]	$175,000	$174,964
Wells Fargo Bank, N.A. 0.48%–0.85% due 5/4/2016–8/23/2016	152,100	152,107
Total short-term securities (cost: $5,814,617,000)		5,815,032
Total investment securities 99.75% (cost: $37,655,839,000)		43,878,138
Other assets less liabilities 0.25%		111,526
Net assets 100.00%		$43,989,664
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,931,987,000, which represented 4.39% of the net assets of the fund. This amount includes $1,786,492,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,411,229,000, which represented 3.21% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-002-0416O-S49198	AMCAP Fund — Page 5 of 5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

AMCAP Fund:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the summary schedule of investments, as of February 29, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of February 29, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of AMCAP Fund as of February 29, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

April 12, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 29, 2016

By /s/ Kimberley H. Monasterio
Kimberley H. Monasterio, Treasurer and Principal Financial Officer

Date: April 29, 2016